FIRST AMENDMENT TO PREFERRED STOCKHOLDERS' AGREEMENT

     This FIRST AMENDMENT TO PREFERRED STOCKHOLDERS' AGREEMENT (this "Amendment"), dated as of June 30, 1998, by and among the investors listed as Series A Investors on Schedule A hereto (the "Series A Preferred Investors"), the investors listed as Series B Investors on Schedule B hereto (the "Series B Preferred Investors"), Radio One, Inc., a Delaware corporation (the "Company"), Radio One Licenses, Inc., a Delaware corporation ("ROL"), and Alfred C. Liggins ("Liggins"), Catherine L. Hughes ("Hughes") and Jerry A. Moore III ("Moore")
(Liggins, Hughes and Moore are hereinafter collectively referred to as the "Management Stockholders," and together with the Company and ROL as the "Interested Parties," and each an "Interested Party").

     WHEREAS, the Series A Preferred Investors, the Series B Preferred Investors, the Company, ROL and the Management Stockholders entered into a Preferred Stockholders' Agreement (the "Original Agreement") dated as of May 14, 1997; and

     WHEREAS, in connection with the closing of the transactions contemplated by that certain Stock Purchase Agreement dated as of December 23, 1997 by and among the Shareholders of Bell Broadcasting Company and the Company (the "Detroit Acquisition"), as to which the Investors have previously given their consent by letter agreement dated October 8, 1997, the Company desires to replace its Amended and Restated Credit Agreement, dated as of May 19, 1997, with NationsBank of Texas, N.A. and the several lenders from time to time parties thereto (the "NationsBank Agreement") with a Credit Agreement, dated of even date herewith, with Credit Suisse First Boston, as Agent, and the several lenders from time to time parties thereto (the "CSFB Agreement"); and

     WHEREAS, certain approvals, consents and amendments to the Original Agreement are required in order for the Company to enter into the CSFB Agreement and to take certain actions in connection therewith and in connection with the Detroit Acquisition.

     NOW, THEREFORE, the parties hereto agree as follows:

1. ANNUAL MEETING OF STOCKHOLDERS. The parties hereto hereby waive compliance by the Company with the covenant set forth in Section 5.9(a) of the Original Agreement insofar as such Section requires that an annual meeting of the stockholders of the Company be held within 180 days of the Company's 1997 fiscal year.

2. FORMATION OF RADIO ONE OF DETROIT, INC. The parties hereto hereby consent pursuant to Section 6.4 of the Original Agreement to the formation of Radio One of Detroit, Inc., a Delaware corporation, for the purpose of acting as a License Subsidiary (as such term is defined in the Original Agreement) holding the licenses, permits and authorizations required for and/or used in the ownership and operation of the radio stations to be acquired in the Detroit Acquisition. It is understood and agreed that, after the consummation of the Detroit

     Acquisition, Radio One of Detroit, Inc. will be wholly owned by the Company's then direct subsidiary, Bell Broadcasting Company.


3.   CSFB AGREEMENT.

     (a) The parties hereto hereby consent to the refinancing of the Company's indebtedness under the NationsBank Agreement and to the incurrence of indebtedness in the maximum amount of $57,500,000 on the terms and conditions contemplated by the CSFB Agreement, together with any and all interests, fees and other charges as contemplated thereby.

     (b) The Original Agreement is hereby amended to delete the legend on the cover page thereof in its entirety and replace it with the following:

     This agreement is subject to a Standstill Agreement dated as of June 30, 1998 among RADIO ONE, INC., the Subsidiaries of Radio One, Inc. from time to time, the Investors (as defined therein), the Senior Lenders (as defined therein), Credit Suisse First Boston, as Agent to the Senior Lenders (as defined therein) and individually as a Lender, and United States Trust Company of New York, as Trustee for the Senior Subordinated Noteholders (as defined therein) (the "Standstill Agreement"). By its acceptance of this instrument/agreement, the holder hereof agrees to be bound by the provisions of the Standstill Agreement to the same extent that each Investor is bound. In the event of any inconsistency between the terms of this instrument/agreement and the terms of the Standstill Agreement, as amended, the terms of the Standstill Agreement shall govern and be controlling.

     (c) The Original Agreement is hereby amended to delete Section 6.1(b) thereof in its entirety and replace it with the following:

     "(b) Indebtedness in a principal amount not in excess of $30,000,000 outstanding under the Credit Agreement dated as of June 30, 1998 by and among the Company, Credit Suisse First Boston, as Agent, and the several lenders from time to time party thereto (the "CSFB Loan Agreement") and any refinancing of the Indebtedness under the CSFB Loan Agreement on terms substantially similar or more favorable to the Company than the terms of the CSFB Loan Agreement, provided that such refinancing shall not (i) increase the interest rates to a rate greater than the rate provided for under the terms of the CSFB Loan Agreement, (ii) materially change the rate of amortization of the CSFB Loan Agreement, (iii) extend the maturity of the CSFB Debt beyond its current maturity or (iv) increase the principal amount of the CSFB Debt in an amount in excess of $57,500,000; provided, that the Borrower is not otherwise in violation of this clause (6)."

     (d) Section 6.5 of the Original Agreement is hereby amended to delete from the fourth line thereof the phrase "the Senior Lender" and add in lieu thereof the phrase "CSFB."

     (e) The Original Agreement is hereby amended to delete Section 6.9 thereof in its entirety and replace it with the following:

     "6.9 Restrictions on Other Agreements. The Company will not, and it will not permit any Subsidiary to, enter into any agreement with any party which would restrict payments due to the Investors in respect of the Preferred Shares other than to the extent such payments are specifically restricted by the provisions of the Standstill Agreements, the Indenture and the CSFB Loan Agreement."

     (f) Section 7 of the Original Agreement is hereby amended as follows:

          (i) to delete from the sixteenth (16th) line of the first paragraph thereof the phrase "Senior Loan Agreement" and add in lieu thereof the phrase "CSFB Loan Agreement;" and

          (ii) to delete from the seventeenth (17th) line of the first paragraph thereof the words "the Senior Lender" and add in lieu thereof the word "CSFB."

     (g) The last full paragraph of Section 8.1 of the Original Agreement is hereby amended as follows:

          (i) to delete from the fourth (4th) line thereof the phrase "Senior Lender" and add in lieu thereof the phrase "CSFB;" and

          (ii) to delete from the fourth (4th) line thereof the phrase "Senior Loan Agreement" and add in lieu thereof the phrase "CSFB Loan Agreement."

     (h) Section 9 of the Original Agreement is hereby amended to delete from the second (2nd) line thereof the phrase "Loan Document" and add in lieu thereof the phrase "CSFB Loan Document."

     (i) Section 12.1 of the Original Agreement is hereby amended to delete from the twenty-eighth (28th) line thereof the phrase "the Senior Lender" and add in lieu thereof the phrase "CSFB."

4.   DEFINITIONS.

     (a) The following  definitions shall be added to Section 11 of the Original
     Agreement:

          (i) "CSFB" means Credit Suisse First Boston, and its successors and assigns as Agent under the CSFB Loan Agreement.

          (ii) "CSFB Debt" means up to $57,500,000 aggregate principal amount of indebtedness together with interest thereon and all other amounts due and payable under the CSFB Loan Agreement and the CSFB Loan Documents.

          (iii)"CSFB Loan Documents" has the meaning given the term "Loan Documents" in the CSFB Loan Agreement.

          (iv) "Standstill Agreement" means the Standstill Agreement, dated as of June 30, 1998, by and among the Company, the subsidiaries of the Company from time to time party thereto, the Investors and Management Stockholders named therein, CSFB and the Trustee, as amended or modified from time to time in accordance with the terms thereof.

     (b) The definition of "Senior Debt" in the Original Agreement shall be deleted in its entirety and replaced with the following:

     "Senior Debt" means the $57,500,000 aggregate principal amount available under the CSFB Agreement, together with interest thereon and all other amounts due and payable thereunder, and renewals, extensions, and refinancings thereof, in accordance with the terms hereof and of the Standstill Agreement.

5.   CHANGE OF NOTICE ADDRESS.  The address for the Company and ROL set forth in
     Section 12.6 of the Original Agreement is hereby deleted and replaced in its entirety with the following:

         Radio One, Inc
         5900 Princess Garden Parkway
         8th Floor
         Lanham Maryland 20706
         Attention: Alfred C. Liggins

6.   MISCELLANEOUS.

     (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE INVESTORS AND THE INTERESTED PARTIES HEREBY REPRESENTS, WARRANTS AND AGREES THAT THE NEGOTIATION OF THIS AGREEMENT HAS TAKEN PLACE IN THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE INTERESTED PARTIES HEREBY ACKNOWLEDGES THAT IT HAS CAREFULLY REVIEWED AND UNDERSTANDS THE TERMS OF THIS AGREEMENT, HAS OBTAINED AND CONSIDERED THE ADVICE OF COUNSEL WITH RESPECT TO SUCH TERMS AND HAS HAD AN OPPORTUNITY TO FULLY NEGOTIATE SUCH TERMS.

     (b) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Amendment, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

     (c) This Amendment amends the Original Agreement and wherever reference is made in the Original Agreement to "the Agreement" or "this Agreement," such reference shall refer to the Original Agreement as amended hereby. The terms of this Amendment shall control any conflict between the Original Agreement and this Amendment. Otherwise, all other terms and conditions of the Original Agreement shall remain in full force and effect.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]







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



                                   SCHEDULE A

Syncom Capital Corporation

Alliance Enterprise Corporation

Opportunity Capital Corporation

Capital Dimensions Venture Fund, Inc.

TSG Ventures L.P.

Fulcrum Venture Capital Corporation

Alfred C. Liggins
(successor-in-interest to
Greater Philadelphia Venture Capital Corporation, Inc.)

                                   SCHEDULE B

Alta Subordinated Debt Partners III, L.P.

BancBoston Investments Inc.

Grant M. Wilson

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Preferred Stockholders' Agreement as a sealed instrument as of the day and year first above written.

                                   COMPANY:

                                   RADIO ONE, INC.

                                   By:
                                      ------------------------------------------
                                      Name:  Alfred C. Liggins
                                      Title: President

                                   SUBSIDIARY:

                                   RADIO ONE LICENSES, INC.

                                   By:
                                      ------------------------------------------
                                      Name:  Alfred C. Liggins
                                      Title: President



    [Signature Page to First Amendment to Preferred Stockholders' Agreement]

                                   SERIES B PREFERRED INVESTORS:

                                   ALTA SUBORDINATED DEBT
                                     PARTNERS III, L.P.

                                   By:    Alta Subordinated Debt
                                          Management III, L.P., its
                                          General Partner

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BANCBOSTON INVESTMENTS INC.

                                   By:
                                      ------------------------------------------
                                      Name:  Lars A. Swanson
                                      Title:  Vice President


                                      ------------------------------------------
                                      Grant M. Wilson, individually



    [Signature Page to First Amendment to Preferred Stockholders' Agreement]

                                   SERIES A PREFERRED INVESTORS:

                                   SYNCOM CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   ALLIANCE ENTERPRISE CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   OPPORTUNITY CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   CAPITAL DIMENSIONS VENTURE
                                   FUND, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   TSG VENTURES L.P.
                                   as successor-in-interest to TSG Ventures Inc.

                                   TSGVI Associates, Inc.

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



    [Signature Page to First Amendment to Preferred Stockholders' Agreement]

                                   FULCRUM VENTURE CAPITAL
                                   CORPORATION

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   ---------------------------------------------
                                   Alfred  C.  Liggins,  individually,  as
                                   successor-in-interest     to    Greater
                                   Philadelphia       Venture      Capital
                                   Corporation, Inc.






    [Signature Page to First Amendment to Preferred Stockholders' Agreement]

                                   MANAGEMENT STOCKHOLDERS:


                                   ---------------------------------------------
                                   Alfred C. Liggins, individually


                                   ---------------------------------------------
                                   Catherine L. Hughes, individually


                                   ---------------------------------------------
                                   Jerry A. Moore III, individually





    [Signature Page to First Amendment to Preferred Stockholders' Agreement]